UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: June 17, 2016

(Date of earliest event reported)

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-34903	27-3679414
(Commission File Number)	(IRS Employer Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 17, 2016, the Board of Directors of Tower International, Inc. (the “Company”) authorized the repurchase of shares of the Company’s common stock. Information regarding that repurchase, as well as certain updated guidance, is set forth in the Company’s press release annexed hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press release, dated June 17, 2016, of Tower International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/Mark Malcolm
Name:	Mark Malcolm
Title:	President and Chief Executive Officer

June 17, 2016

EXHIBIT LIST

Exhibit 99.1	Press release, dated June 17, 2016, of Tower International, Inc.